ELESSAR SMALL CAP VALUE FUND

A Series of Elessar Funds Investment Trust

Supplement dated June 22, 2015 to the Prospectus and Statement of Additional Information (“SAI”) for the Elessar Small Cap Value Fund dated January 28, 2015 as supplemented

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

On December 26, 2014, Elessar Investment Management, LLC (“Elessar”), the investment adviser of the Fund, entered into an asset purchase agreement (the “Purchase Agreement”) with Emerald Advisers, Inc., (“Emerald Advisers”) to sell to Emerald Advisers substantially all the assets related to the business and operations of Elessar as they relate to Elessar’s management of the Fund (the “Purchase”).  The Purchase was consummated on February 27, 2015.

Elessar has recommended, and the Fund’s Board of Trustees (the “Board”) has approved, a proposal to merge the Fund into the Emerald Small Cap Value Fund (the “Reorganization”).  Upon the completion of the Reorganization, which is anticipated to occur on or about June 26, 2015, the Fund will distribute shares of the Emerald Small Cap Value Fund pro rata to shareholders of the Fund, who will then become shareholders of the Emerald Small Cap Value Fund. The Emerald Small Cap Value Fund prospectus is available by calling Mitch Krahe at 216-357-7412.

As a result of the Reorganization the Fund will close to all shareholder activity on June 24, 2015.

The Emerald Small Cap Value Fund will be available for any and all shareholder activity on June 29, 2015.

The Board reserves the right to re-open the Fund to new investors at any time or to modify the extent to which future sales of shares are limited; however this is not anticipated given the impending Reorganization. The Elessar Funds Investment Trust also reserves the right to permit the establishment of new accounts under circumstances not identified above, and to reject any purchase order or rescind any exception listed in this supplement that the Board determines does not benefit the Fund and its shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE